UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022 (September 20, 2022)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its meeting on September 20, 2022, the Board of Directors (the “Board”) of Helix Energy Solutions Group, Inc. (“Helix”), pursuant to Helix’s By-Laws, increased the size of the Helix Board from six to eight directors, and also elected each of Diana Glassman and Paula Harris as a director, both effective as of September 20, 2022.

Ms. Glassman will serve as a Class II director whose term will expire at Helix’s 2024 Annual Meeting of Shareholders. Ms. Glassman also was appointed by the Board to serve on the Board’s Corporate Governance and Nominating Committee. Ms. Harris will serve as a Class III director whose term will expire at Helix’s next Annual Meeting of Shareholders. Ms. Harris also was appointed by the Board to serve on the Board’s Compensation Committee. Neither Ms. Glassman nor Ms. Harris was selected as a director pursuant to any arrangements or understandings between either of them, Helix or any other person. In addition, there are no related party transactions between Helix and either Ms. Glassman, Ms. Harris or their respective immediate families.

In connection with their respective appointments and consistent with Helix’s current independent director compensation program, each of Ms. Glassman and Ms. Harris was awarded 9,664 shares of restricted Helix common stock. The number of shares was determined based on the closing price of Helix common stock on September 20, 2022, and the shares will vest on the one-year anniversary of the date of the grant. For their service on the Helix Board and its committees, Ms. Glassman and Ms. Harris will also receive retainer and other fees in accordance with Helix’s independent director compensation program.

Item 7.01. Regulation FD Disclosure.

Additional information with regard to Ms. Glassman and Ms. Harris is included in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated September 26, 2022 announcing the appointment of Diana Glassman and Paula Harris.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2022
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary